Income Tax - Schedule of Company's Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Components of Deferred Tax Assets and Liabilities [Abstract]
Net operating loss carryforward	$ 1,126	$ 423
Investment in MSP Recovery, LLC	30,385	38,263
Start-up Costs	854	917
Transaction Costs	2,962	3,224
Interest Expense - 163j	5,065
Total deferred tax assets	40,392	42,827
Valuation Allowance	$ (40,392)	$ (42,827)